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                            INDEMNIFICATION AGREEMENT

                                      among

                       FINANCIAL SECURITY ASSURANCE INC.,

                                ABFS 1998-2, INC.

                         AMERICAN BUSINESS CREDIT, INC.

                HOME AMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE

                      NEW JERSEY MORTGAGE INVESTMENT CORP.

               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION

                                       and

                       PRUDENTIAL SECURITIES INCORPORATED





                            Dated as of June 2, 1998

                         ABFS Mortgage Loan Trust 1998-2
                Mortgage Pass-Through Certificates, Series 1998-2
            $118,200,000 Class A-1, Class A-2, Class A-3, Class A-4,
                      Class A-5 and Class A-6 Certificates

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                                TABLE OF CONTENTS


                                                                                                      Page
                                                                                                      ----
Section 1.      Definitions .............................................................................1

Section 2.      Representations, Warranties and Agreements of Financial Security ........................3

Section 3.      Representations, Warranties and Agreements of the Underwriter ...........................5

Section 4.      Indemnification .........................................................................6

Section 5.      Indemnification Procedures ..............................................................6

Section 6.      Contribution ............................................................................7

Section 7.      Miscellaneous ...........................................................................8


EXHIBIT

Exhibit A       Opinion of General Counsel

                            INDEMNIFICATION AGREEMENT

         INDEMNIFICATION AGREEMENT dated as of June 2, 1998, among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (the "Depositor"), AMERICAN BUSINESS CREDIT, INC. (the "Company"), ABFS 1998-2. INC. (the "Seller"), HOME AMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE ("Upland"), New Jersey Mortgage Investment Corp. ("NJMIC" and together with Upland, the "Originators") and PRUDENTIAL SECURITIES INCORPORATED (the "Underwriter"):

         Section 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings provided below:

         "Agreement" means this Indemnification Agreement, as amended from time to

         "Company Party" means any of the Company, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Depositor Party" means any of the Depositor, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Financial Security Agreements" means this Agreement and the Insurance Agreement.

         "Financial Security Information" has the meaning provided in Section 2(g) hereof.

         "Financial Security Party" means any of Financial Security, its parent, subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Indemnified Party" means any party entitled to any indemnification pursuant to Section 4 hereof.

         "Indemnifying Party" means any party required to provide indemnification pursuant to Section 4 hereof.

         "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of June 1, 1998, by and among Financial Security, the Depositor, the Company, the Originators and the Seller.

         "Losses" means (a) any actual out-of-pocket damages incurred by the party entitled to indemnification or contribution hereunder, (b) any actual out-of-pocket costs or actual expenses reasonably incurred by such party, including reasonable fees or expenses of its counsel and other expenses incurred in connection with investigating or defending any claim, action or other proceeding which entitle such party to be indemnified hereunder (subject to the limitations set forth in Section 5 hereof), to the extent not paid, satisfied or reimbursed from funds provided by any other Person other than an affiliate of such party (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person), plus (c) interest on the amount paid by the party entitled to indemnification or contribution from the date of such payment to the date of payment by the party who is obligated to indemnify or contribute hereunder at the statutory rate applicable to judgments for breach of contract.

         "Offering Circular" means the Prospectus dated June 10, 1997, including the Prospectus Supplement thereto dated June 2, 1998, relating to the Securities.

         "Offering Document" means the Offering Circular and any amendments or supplements thereto and any other material or documents delivered by the Underwriter to any Person in connection with the offer or sale of the Securities.

         "Originator Party" means any of the Originators, their parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other organization or entity (whether governmental or private).

         "Policy" means the financial guaranty insurance policy delivered by Financial Security with respect to the Securities.

         "Securities" means the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1998 by and among, the Depositor, the Company and The Chase Manhattan Bank, as trustee.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Seller Party" means any of the Seller, its parent, subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         "Underwriting Agreement" means the Underwriting Agreement dated as of June 2, 1998, between the Depositor and the Underwriter in respect of the Securities.

         "Underwriter Information" has the meaning provided in Section 3(c) hereof.

         "Underwriter Party" means any of the Underwriter, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

         Section 2. Representations, Warranties and Agreements of Financial Security. Financial Security represents, warrants and agrees, as of the date hereof and as of the Closing Date, as follows:

         (a) Organization, Etc. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

         (b) Authorization, Etc. The Policy and the Financial Security Agreements have been duly authorized, executed and delivered by Financial Security.

         (c) Validity, Etc. The Policy and the Financial Security Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of this Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained herein.

         (d) Exemption From Registration. The Policy is exempt from registration under the Securities Act.

         (e) No Conflicts. Neither the execution or delivery by Financial Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security or result in a breach of, or constitute a default under, any material agreement or other instrument to which Financial Security is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that, in the published opinion of the Securities and Exchange Commission, the indemnification provisions of this Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

         (f) Financial Information. The consolidated balance sheets of Financial Security as of December 31, 1996 and the related consolidated statements of income, changes in shareholder's equity and cash flows for the fiscal year then ended, furnished by Financial Security for use in the Offering Circular, fairly present in all material respects the financial condition of Financial Security as of such dates and for such periods in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments) and since the date of the most current interim consolidated balance sheet referred to above there has been no change in the financial condition of Financial Security which would materially and adversely affect its ability to perform its obligations under the Policy.

         (g) Financial Security Information. The information in the Offering Circular set forth under the caption "The Certificate Insurer" (as revised from time to time in accordance with the provisions hereof, the "Financial Security Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant in connection with the offer and sale of securities of such registrant registered under the Securities Act. Within such limited scope of disclosure, however, as of the date of the Offering Circular and as of the date hereof, the Financial Security Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         (h) Additional Information. Financial Security will furnish to the Underwriter, the Company, the Seller or the Depositor, upon request of the Underwriter, the Company, the Seller or the Depositor, as the case may be, copies of Financial Security's most recent financial statements (annual or interim, as the case may be) which fairly present in all material respects the financial condition of Financial Security as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied except as noted therein (subject, as to interim statements, to normal year-end adjustments); provided, however, that, if the Underwriter, the Company, the Seller or the Depositor shall require a manually signed report or consent of Financial Security's auditors in connection with such financial statements, such report or consent shall be at the expense of the Underwriter, the Company, the Seller or the Depositor, as the case may be. In addition, if the delivery of an Offering Circular relating to the Securities is required at any time prior to the expiration of nine months after the time of issue of the Offering Circular in connection with the offering or sale of the Securities, the Depositor or the Underwriter will notify Financial Security of such requirement to deliver an Offering Circular and Financial Security will promptly provide the Underwriter and the Depositor with any revisions to the Financial Security Information that are in the judgment of Financial Security necessary to prepare an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission.

         (i) Opinion of Counsel. Financial Security will fumish to the Seller, the Originators, the Depositor, the Underwriter and the Company on the closing date for the sale of the Securities an opinion of its Associate General Counsel, to the effect set forth in Exhibit A attached hereto, dated such closing date and addressed to the Seller, the Originators, the Depositor, the Underwriter and the Company.

         (j) Consents and Reports of Independent Accountants. Financial Security will furnish to the Underwriter, the Company and the Depositor, upon request, as comfort from its independent accountants in respect of its financial condition,
(i) at the expense of the Person specified in the Insurance Agreement, a copy of the Offering Circular, including either a manually signed consent or a manually signed report of Financial Security's, independent accountants and (ii) the quarterly review letter by Financial Security's independent accountants in respect of the most recent interim financial statements of Financial Security.

         Nothing in this Agreement shall be construed as a representation or warranty by Financial Security concerning the rating of its claims-paying ability by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or any other rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such ratings, take into account facts and assumptions not described in the Offering Circular and the facts and assumptions which are considered by the Rating Agencies, and the ratings issued thereby, are subject to change over time.

         Section 3. Representations, Warranties and Agreements of the Underwriter. The Underwriter represents, warrants and agrees, as of the date hereof and as of the Closing Date, as follows:

         (a) Compliance With Law. The Underwriter will comply in all material respects with all legal requirements in connection with offers and sales of the Securities and make such offers and sales in the manner provided in the Offering Circular.

         (b) Offering Document. The Underwriter will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Securities unless such Offering Document includes such information as has been furnished by Financial Security for inclusion therein and the information therein concerning Financial Security has been approved by Financial Security in writing. Financial Security hereby consents to the information in respect of Financial Security included in the Offering Circular. Each Offering Document will include the following statement: "The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law".

         (c) Underwriting Information. The following information constitutes the only information furnished by the Underwriter (the "Underwriter Information"):
(i) the statements set forth in the last two paragraphs on the front cover page of the Offering Circular regarding market making; (ii) the statements set forth under the heading "Plan of Distribution"; and (iii) the statements set forth in materials delivered by the Underwriter to the Depositor within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association and filed by the Sponsor with the Commission in the Current Report or Reports on Form 8-K (the Form 8-K"). The Underwriter confirms that such statements (to such extent) are correct.

         Section 4. Indemnification.

         (a) Financial Security agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Depositor Party, each Company Party, each Seller Party, each Originator Party and each Underwriter Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from Financial Security's breach of any of its representations, warranties or agreements set forth in Section 2 hereof and (ii) any and all Losses to which any Depositor Party, Company Party, Seller Party, Originator Party or Underwriter Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Financial Security Information included therein in accordance with the provisions hereof.

         (b) The Underwriter agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Financial Security Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from the Underwriter's breach of any of its representations, warranties or agreements set forth in Section 3 hereof and (ii) any and all Losses to which any Financial Security Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Underwriter Information included therein.

         (c) Upon the incurrence of any Losses for which a party is entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

         Section 5. Indemnification Procedures. Except as provided below in
Section 6 with respect to contribution or in Section 7(e), the indemnification provided herein by an Indemnifying Party shall be the exclusive remedy of any and all Indemnified Parties for the breach of a representation, warranty or agreement hereunder by an Indemnifying Party; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying Party shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Indemnifying Party, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Indemnifying Party, (b) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnifying Party and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Indemnifying Party (it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Depositor Parties, one such firm for all Underwriter Parties, one such firm for all Company Parties, one such firm for all Seller Parties, one such firm for all Originator Parties and one such firm for all Financial Security Parties, as the case may be, which firm shall be designated in writing by the Depositor in respect of the Depositor Parties, by the Underwriter in respect of the Underwriter Parties, by the Company in respect of the Company Parties, by the Seller in respect of the Seller Parties, by the Originators in respect of the Originator Parties and by Financial Security in respect of the Financial Security Parties), in each of which cases the fees and expenses of counsel will be at the expense of the Indemnifying Party and all such fees and expenses will be reimbursed promptly as they are incurred. The Indemnifying Party shall not be liable for any settlement of any such claim or action unless the Indemnifying Party shall have consented thereto or be in default in its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is prejudicial to the position of the Indemnifying Party and then only to the extent of such prejudice.

         Section 6. Contribution. (a) To provide for just and equitable contribution if the indemnification provided by any Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the Losses arising from any breach of any of its representations, warranties or agreements contained in this Agreement in such proportion as is appropriate to reflect (i) the benefits received by such Indemnifying Party relative to the benefits received by the Indemnified Party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with such Loss; provided, however, that an Indemnifying Party shall no event be required to contribute to all Indemnified Parties an aggregate amount in excess of the Losses incurred by such Indemnified Parties resulting from the breach of representations. warranties or agreements contained in this Agreement.

         (b) The relative fault of each Indemnifying Party, on the one hand, and of each Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any representations, warranties or agreements contained in this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

         (c) The parties agree that Financial Security shall be solely responsible for the Financial Security Information, the Underwriter shall be solely responsible for the Underwriter Information and that, as and to the extent provided in the Insurance Agreement, the balance of the Offering Document shall be the responsibility of the Company, the Originators, the Seller and the Depositor.

         (d) Notwithstanding anything in this Section 6 to the contrary, the Underwriter shall not be required to contribute an amount greater than the excess, if any, of (x) the purchase prices paid by investors to the Underwriter for the Certificates over (y) the purchase price paid by the Underwriter for the Certificates.

         (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the entitled to contribution to the contributor of the Losses incurred.

         (g) The provisions relating to contribution set forth in this Section 6 do not limit the rights of any party to indemnification under Section 4.

         Section 7. Miscellaneous.

         (a) Notices. All notices and other communications provided for under this Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party or parties hereto.

If to Financial Security:      Financial Security Assurance Inc.
                               350 Park Avenue
                               New York, New York  10022
                               Attention: Surveillance Department

                               Re: ABFS Mortgage Loan Trust 1998-2
                                   Mortgage Pass-Through Certificates,
                                   Series 1998-2

If to the Depositor:    Prudential Securities Secured Financing Corporation
                        One New York Plaza
                        New York, New York  10292
                        Attention: Managing Director, Asset-Backed Finance Group

If to the Company:      American Business Credit, Inc.
                        BalaPointe Office Centre
                        111 Presidential Boulevard
                        Suite 215
                        Bala Cynwyd, PA  19004
                        Attention: Jeffrey Ruben, Esq.

If to the Underwriter:  Prudential Securities Incorporated
                        One New York Plaza
                        New York, New York  10292
                        Attention: Managing Director, Asset-Backed Finance Group

If to the Seller:       ABFS 1998-2, Inc.
                        BalaPointe Office Centre
                        111 Presidential Boulevard
                        Suite 215
                        Bala Cynwyd, PA  19004
                        Attention: Jeffrey Ruben, Esq.

If to the Originators:  Home American Credit, Inc. D/B/A Upland Mortgage
                        BalaPointe Office Centre
                        111 Presidential Boulevard
                        Suite 215
                        Bala Cynwyd, PA  19004
                        Attention: Jeffrey Ruben, Esq.

                        New Jersey Mortgage Investment Corporation
                        BalaPointe Office Centre
                        111 Presidential Boulevard
                        Suite 215
                        Bala Cynwyd, PA  19004
                        Attention: Jeffrey Ruben, Esq.


         (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York,

         (c) Assignments. This Agreement may not be assigned by any party without the express written consent of each other party. Any assignment made in violation of this Agreement shall be null and void.

         (d) Amendments. Amendments to this Agreement shall be in writing signed by each party hereto.

         (e) Survival, Etc. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnifying Party, (ii) the issuance of the Securities or (iii) any termination of this Agreement or the Policy. The indemnification provided in this Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of the Company, the Depositor, the Seller, the Originators or the Underwriter under the Underwriting Agreement or the Insurance Agreement, as applicable.

         (f) Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                              FINANCIAL SECURITY ASSURANCE INC.


                              By _____________________________________
                              Name:
                              Title:

                              ABFS 1998-2. INC.


                              By _____________________________________
                              Name:
                              Title:

                              AMERICAN BUSINESS CREDIT INC.


                              By _____________________________________
                              Name:
                              Title:

                              HOME AMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE


                              By _____________________________________
                              Name:
                              Title:

                              NEW JERSEY MORTGAGE INVESTMENT CORP.


                              By _____________________________________
                              Name:
                              Title:

                              PRUDENTIAL SECURITIES SECURED
                              FINANCING CORPORATION


                              By _____________________________________
                              Name:
                              Title:

                              PRUDENTIAL SECURITIES INCORPORATED


                              By _____________________________________
                              Name:
                              Title:

                                    EXHIBIT A

                           OPINION OF GENERAL COUNSEL

         Based upon the foregoing, I am of the opinion that:

         1. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

         2. The Policy and the Agreements have been duly authorized, executed and delivered by Financial Security.

         3. The Policy and the Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limited the right to enforce the indemnification provisions contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

         4. The Policy is exempt from registration under the Securities Act of 1933, as Amended (the "Act").

         5. Neither the execution or delivery by Financial Security of Policy or the Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the by-laws of Financial Security or, to the best of my knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which Financial Security is a party or by which it or any of its property is bound or, to the vest of my knowledge, violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that in the published opinion of the Securities and Exchange Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification for liabilities arising under the Act, are against public policy as expressed in the Act and are therefore unenforceable).

         In addition, please be advised that I have reviewed the description of Financial Security under the caption "The Certificate Insurer" in the Prospectus Supplement date June 2, 1998 (the "Offering Document") of the Depositor with respect to the Securities. The information provided in the Offering Document with respect to Financial Security is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant under the Act in connection with a public offering and sale of securities of such registrant. Within such limited scope of disclosure, however, there has not come to my attention any information which would cause me to believe that the description of Financial Security referred to above, as of the date of the Offering Document or as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that I express no opinion with respect to any financial statements or other financial information contained or referred to therein).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                FINANCIAL SECURITY ASSURANCE INC.


                                By _____________________________________
                                Name:
                                Title:

                                ABFS 1998-2. INC.


                                By _____________________________________
                                Name:
                                Title:

                                AMERICAN BUSINESS CREDIT INC.


                                By _____________________________________
                                Name:
                                Title:

                                HOME AMERICAN CREDIT, INC. D/B/A
                                UPLAND MORTGAGE


                                By _____________________________________
                                Name:
                                Title:

                                NEW JERSEY MORTGAGE INVESTMENT CORP.


                                By _____________________________________
                                Name:
                                Title:

                                PRUDENTIAL SECURITIES SECURED
                                FINANCING CORPORATION


                                By _____________________________________
                                Name:
                                Title:

                                PRUDENTIAL SECURITIES INCORPORATED


                                By _____________________________________
                                Name:
                                Title: